EXHIBIT 15(a)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Robert C. Salipante, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Robert C. Salipante

__________________________________

Robert C. Salipante

Dated: February 2, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Mary M. Fay, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Mary M.Fay

__________________________________

Mary M. Fay

Dated: February 2, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Scott M. Davis, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Scott M. Davis

__________________________________

Scott M. Davis

Dated: February 2, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Thomas A. Bogart, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Thomas A. Bogart

__________________________________

Thomas A. Bogart

Dated: February 2, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Gary Corsi, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Gary Corsi

__________________________________

Gary Corsi

Dated: February 2, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Paul W. Derksen, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Paul W. Derksen

__________________________________

Paul W. Derksen

Dated: February 2, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Donald A. Stewart, the undersigned, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign:

Post-Effective Amendment No. 13 to the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company") (File No. 333-83516) under the Securities Act of 1933, and any further post-effective amendment(s) containing such changes as may be necessary or appropriate in order to achieve effectiveness under the Securities Act of 1933 as to the Secured Returns For Life Plus rider described in the prospectuses filed in Post-Effective Amendment No. 13; and

to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Donald A. Stewart

__________________________________

Donald A. Stewart

Dated: February 2, 2006